June 25, 2004


U.S. Securities & Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn.:  Document Control

Re:    American Depositary
Shares evidenced by American
Depositary Receipts, each
American Depositary Share
representing ten (10) Ordinary
Shares of  the Nominal Value of
one Pence each, of Catalyst
Media Group plc (formerly
known as Newsplayer Group
plc) (File No. 333-13774)
************************

Gentlemen:

Pursuant to Rule 424(b)(3) under the
Securities Act of 1933, as amended, on
behalf of The Bank of New York, as
Depositary for securities against which
American Depositary Receipts are to be
issued, we enclose copy of the
overstamped ADR certificate reflecting
the name change to Catalyst Media
Group plc (formerly known as
Newsplayer Group plc).

Pursuant to Section III B of the General
Instructions to the Form F-6
Registration Statement, the Prospectus
consists of the ADR certificate for Amer
Group Plc.

Please contact me with any questions or
comments on 212 815- 3982.

______________________
    Laura Martincich
    Assistant Treasurer

Encl.

cc:    Paul Dudek, Esq.
         (Office of International Corporate
Finance)